UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act Of 1934

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Vineyard National Bancorp
____________________________________________________
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 4, 2008 (June 4, 2008)
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951)271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 4, 2008, Vineyard National Bancorp (the “Registrant”) issued a press release to provide an update on the scheduling of its 2008 Annual Meeting of Shareholders.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 7.01, “Regulation FD Disclosure” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Vineyard National Bancorp dated June 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: June 4, 2008	By:	/s/ Gordon Fong
Gordon Fong
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Vineyard National Bancorp dated June 4, 2008.

Exhibit 99.1

For Immediate Release

Contact:           Shareholder Relations
951-271-4232
shareholderinfo@vineyardbank.com

Vineyard National Bancorp Provides Update on 2008 Annual Meeting of Shareholders

Corona, California (June 4, 2008) – Vineyard National Bancorp (NASDAQ: VNBC) (the “Company”) and its subsidiaries today provided an update on the scheduling of its 2008 Annual Meeting of Shareholders (“2008 Annual Meeting”).

“The Board of Directors is taking into account many considerations in determining when to schedule our 2008 Annual Meeting,” said James LeSieur, the Company’s interim chief executive officer.  “As previously announced, the Company is pursuing strategic alternatives to address the financial impact of the abrupt and severe decline in real estate values and the potential continuing deterioration in our loan portfolio.  In this regard, as we previously announced, we have been actively engaged in ongoing and substantive discussions with a financially capable party regarding a significant capital infusion that would improve the Company’s financial strength and facilitate resolution of regulatory concerns facing the Company, which restrict certain of its operations. We believe that obtaining additional capital is critical to the Company’s well being, and since any such transaction would require shareholder and regulatory approvals, we believe it is necessary and prudent to schedule our 2008 Annual Meeting at a time when the terms of such transaction, if achieved, could be proposed to our shareholders. We continue to work diligently in pursuing these discussions and negotiations, and we expect to know within the next several weeks whether the Board of Directors can recommend this transaction for consideration by the Company’s shareholders at the 2008 Annual Meeting.  At that time, the Board of Directors will set a record date and the Company will announce the scheduling of the 2008 Annual Meeting.”

“I also want to address any concerns that a delay in our 2008 Annual Meeting impedes the proxy contest being waged by Messrs. Morales and Salmanson,” said Mr. LeSieur.  “Scheduling the 2008 Annual Meeting at a time that permits shareholders to consider a potential capital infusion will not interfere with the proxy contest.  Rather, we believe it will permit a meaningful opportunity for our shareholders to give careful consideration to all of the important issues, including the election of the Company’s directors, which they will need to address in order to restore the Company to a sound footing.”

Important Additional Information

The Company plans to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the 2008 Annual Meeting of Shareholders. Investors and security holders are advised to read the proxy statement and other materials filed by the Company related to the 2008 Annual Meeting of Shareholders, when available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and all other related materials filed by the Company with the SEC (when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, 1-800-967-7921. The Company also will provide a copy of these materials without charge on its website at www.vnbcstock.com.

The Company, its Board and one or more of its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the 2008 Annual Meeting of Shareholders. Information regarding the names of the Company's Board and executive officers and their respective interests in the Company will be set forth in the proxy statement.

About Vineyard National Bancorp

The Company is a $2.4 billion financial holding company headquartered in Corona, and the parent company of Vineyard Bank, N.A. (“Vineyard”), 1031 Exchange Advantage Inc., and 1031 Funding & Reverse Corp. (collectively, "the exchange companies").  Vineyard, also headquartered in Corona, operates through 16 full-service banking centers and four regional financial centers in the counties of Los Angeles, Marin, Monterey, Orange, Riverside, San Bernardino, San Diego, Santa Clara and Ventura, Calif. The exchange companies are headquartered in Encinitas, Calif. The Company's common stock is traded on the NASDAQ Global Select Market under the symbol "VNBC." For additional information on the Company visit www.vnbcstock.com or for additional information on Vineyard and to access internet banking, please visit www.vineyardbank.com. For additional information on the exchange companies visit www.1031exchangeadvantage.com.

Forward-Looking Statements

Certain matters discussed herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and could impact the Company and the statements contained herein can be found in the Company's filings with the SEC including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.